UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

                                   July 21, 2010
                 (Date of Report, date of earliest event reported)

                           OBN HOLDINGS, INCORPORATED
               (Exact name of registrant as specified in its charter)


          NEVADA                   333-108300                  81-0592921
(State or other jurisdiction      (Commission                (IRS Employer
     of incorporation)             File Number)            Identification No.)


            8275 South Eastern Ave., Suite 200; Las Vegas, Nevada 89123
                    (Address of principal executive offices)

                                 (702) 938-0467
                           (Issuer's telephone number)


             (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-12 under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




SECTION 8 - OTHER EVENTS
Item 8.01 Other Events

Kyodo USA, Inc., a wholly owned subsidiary of OBN Holdings, Inc. (Pink
Sheets: OBNI), was granted permits to import and wholesale wine, beer and spirits into the United States.

The permits were issued by the Alcohol and Tobacco Tax and Trade
Bureau (TTB). The permits make it possible for the company to offer its alcohol brands to U.S. distributors, wholesalers and retailers. Moreover, Kyodo can offer alcohol import services to foreign manufacturers seeking to offer their products in America.



                                 SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            OBN HOLDINGS, INCORPORATED
                                                   (Registrant)

Date: January 4, 2011                       /s/ Roger Neal Smith
                                       By:  Roger Neal Smith
                                            President and CEO